Exhibit 99.5
STERLING CONSTRUCTION COMPANY, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL DATA
     The following unaudited pro forma condensed combined financial information gives pro forma effect to the acquisition of an 80.0% ownership interest in Ralph L. Wadsworth Construction Company, LLC (formerly Ralph L. Wadsworth Construction Company, Inc.) ( “RLW”) by Sterling Construction Company, Inc. (“Sterling” or “SCC”), accounted for as a business combination using the purchase method of accounting. The preliminary allocation of the purchase price used in the unaudited pro forma condensed combined financial information is based on management’s preliminary valuation. The estimates and assumptions are subject to change upon the finalization of valuations, which are contingent upon final appraisals of plant and equipment, identifiable intangible assets, adjustments to contract-related and other accounts through December 3, 2009 and the results of operations through December 31, 2009. Revisions to the preliminary purchase price allocation could result in significant deviations from the accompanying pro forma information.
     The pro forma condensed combined statements of income reflect the acquisition of RLW as if it occurred on January 1, 2008. The historical results of operations included in the unaudited pro forma condensed combined statement of income for the fiscal year ended December 31, 2008 were derived from the audited financial statements of each entity. For SCC, this information was derived from its annual report on Form 10-K/A filed with the Securities and Exchange Commission on September 10, 2009, which is included elsewhere in this Form 8-K. For RLW, this information is included elsewhere in this Form 8-K. The historical results of operations included in the unaudited pro forma condensed combined statement of income for the nine months ended September 30, 2009 were derived from the unaudited financial statements of each entity. For SCC, this information was derived from its quarterly report on Form 10-Q filed with the Securities and Exchange Commission on November 9, 2009, which is incorporated into this Form 8-K by reference. For RLW, this information is included elsewhere in this Form 8-K.
     The pro forma condensed combined balance sheet reflects the acquisition of RLW as if it occurred on September 30, 2009. The historical balance sheets of SCC and RLW included in the unaudited pro forma condensed combined balance sheet were derived from the unaudited financial statements of each entity. For SCC, this information was derived from its quarterly report on Form 10-Q filed with the Securities and Exchange Commission on November 9, 2009. For RLW, this information is included elsewhere in this Form 8-K.
     This unaudited pro forma condensed combined financial information has been prepared by SCC management for illustrative purposes only. The unaudited pro forma condensed combined financial information is not intended to represent or be indicative of the financial position or results of operations in future periods or the results that actually would have been realized had SCC and RLW been a combined company during the specified periods. The unaudited pro forma adjustments reflect, among other things, pre-closing distributions by RLW to its equity holders of certain assets and cash and securities that were not required for the operations of the business. In addition, classifications of certain combined financial accounts of RLW may differ from those of Sterling. The unaudited pro forma condensed combined financial information reflects the acquisition of the interest in RLW, which Sterling financed with a combination of cash and cash equivalents and proceeds from the sale of short-term securities. The unaudited pro forma condensed combined financial information, including the notes thereto, is qualified in its entirety by reference to, and should be read in conjunction with, the historical financial statements and the notes thereto of Sterling and RLW included elsewhere in this Form 8-K and in SCC’s Form 10-Q filed with the Securities and Exchange Commission on November 9, 2009.

STERLING CONSTRUCTION COMPANY, INC.

Unaudited Pro Forma Condensed Combined Balance Sheet
At September 30, 2009

			Pro Forma		Pro Forma
	Sterling	RLW	Adjustments		Combined

ASSETS
Current Assets
Cash and cash equivalents	$62,239	$12,676	$(69,887	)(a)(b)(d)(e)	$5,028
Short-term investments	41,231	18,027	(13,217	)(b)(c)(d)	46,041
Contracts receivable, including retainage	66,387	37,288	—		103,675
Costs and estimated earnings in excess of billings on uncompleted contracts	6,196	1,470	—		7,666
Inventories	1,224	264	—		1,488
Deposits and other current assets	1,257	128	—		1,385

Total Current Assets	178,534	69,853	(83,104)		165,283
Property and equipment, net	71,681	11,864	(714	)(c)	82,831
Investment in RLW	—	—	—	(e)(f)	—
Goodwill	57,232	—	58,625	(f)	115,857
Other assets, net	1,424	25	—		1,449

Total Assets	$308,871	$81,742	$(25,193)		$365,420

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$27,475	$20,810	$—		$48,285
Billings in excess of costs and estimated earnings of uncompleted contracts	25,693	17,911	—		43,604
Current maturities of long-term debt	73	2,096	(2,096	)(a)	73
Income taxes payable	23	—	—		23
Other accrued expenses	9,492	1,628	—		11,120

Total Current Liabilities	62,756	42,445	(2,096)		103,105
Commitments and Contingencies
Long-term Liabilities
Long-term debt, net of current maturities	40,428	4,780	(4,780	)(a)	40,428
Deferred tax liability, net	15,051	—	—		15,051
Put liabilities related to and noncontrolling owners’ interests in subsidiaries	7,568	—	16,200	(e)	23,768

Total Long-term Liabilities	63,047	4,780	11,420		79,247
Stockholders’ Equity
Preferred stock	—	—	—		—
Common stock	132	5	(5	)(f)	132
Additional paid-in capital	150,902	—	—		150,902
Retained earnings	32,034	34,512	(34,512	)(b)(c)(f)	32,034

Total Sterling Common Stockholders’ Equity	183,068	34,517	(34,517)		183,068

Total Liabilities and Stockholders’ Equity	$308,871	$81,742	$(25,193)		$365,420

See Pro Forma Adjustments and Explanatory Notes on next page.

STERLING CONSTRUCTION COMPANY, INC.

Unaudited Pro Forma Condensed Combined Balance Sheet
Pro Forma Adjustments and Explanatory Notes
At September 30, 2009
Amounts in thousands

Pro Forma Adjustments

(a)	RLW debt reduction payments
	Current maturities of long-term debt	$2,096
	Long-term debt, net of current maturities	4,780
	Cash and cash equivalents	(6,876)
(b)	Estimated withdrawals by RLW stockholders to reduce working capital and stockholders’ equity to amounts required under the Definitive Purchase Agreement
	Retained earnings	$11,066
	Cash and cash equivalents	(5,800)
	Short-term investments	(5,266)
(c)	Distributions of assets to RLW stockholders
	Retained earnings	$1,176
	Property and equipment	(714)
	Short-term investments	(462)
(d)	Liquidation of Sterling short-term investments to fund part of the purchase price
	Cash and cash equivalents	$7,489
	Short-term investments	(7,489)
(e)	Investment in RLW
	Investment in RLW	$(80,900)
	Cash	(64,700)
	Put liability related to and noncontrolling owners’ interests in RLW	(16,200)
(f)	Entries in consolidation to reflect goodwill, step-up in basis of property and equipment and noncontrolling interests in RLW
	Goodwill	$58,625
	Retained earnings	22,270
	Common stock	5
	Investment in RLW	(80,900)
Explanatory Notes

(1)	Summary of Purchase Price -
	Cash, cash equivalents and cash from sale of short-term investments	$64,700

	Total purchase price*	$64,700

	Pro Forma Preliminary Allocation of Purchase Price —
	Working capital	$11,100
	Property and equipment	11,150
	Other assets	25
	Goodwill	58,625
	Noncontrolling interests	(16,200)

	Total preliminary purchase price allocation*	$64,700

*	Pursuant to the terms of the Purchase Agreement, the purchase price is subject to adjustments when RLW’s working capital and tangible stockholders’ equity as of November 30, 2009, and the results of operations for the month of December 2009, are agreed upon by RLW’s selling stockholders and Sterling. The purchase price shown in the Pro Forma Condensed Combined Balance Sheet includes management’s estimate of such adjustments.

(2)	In 2013, the noncontrolling interest of 20% of RLW retained by the RLW noncontrolling interest holders may be put to Sterling, and Sterling has the right to call such interests. The price to be paid to the Sellers will be 20% of RLW’s simple average EBITDA for calendar years 2010, 2011 and 2012 multiplied by a multiple, as defined in the Purchase Agreement, not to be greater than 4.5 or less than 4.0. Such contingent consideration has been recorded in Pro Forma Entry (e) above at its estimated fair value at closing in accordance with GAAP.

(3)	The effect of the above pre-acquisition Pro Forma Adjustments of RLW on its historical working capital and stockholders’ equity is as follows:

			Working	Stockholders’
			Capital	Equity

Historical Balances of RLW as of September 30, 2009			$27,408	$34,517
(a	)	RLW debt reduction payments	(4,780)	—
(b	)	Estimated withdrawals by RLW stockholders to reduce working capital and stockholders’ equity to amounts required under the definitive purchase agreement	(11,066)	(11,066)
(c	)	Distributions of assets to RLW stockholders	(462)	(1,176)

Pro Forma Balances of RLW as of September 30, 2009			$11,100	$22,275

STERLING CONSTRUCTION COMPANY, INC.

Unaudited Pro Forma Condensed Combined Statements of Income

	Year Ended December 31, 2008					Nine Months Ended September 30, 2009
			Pro Forma		Pro Forma			Pro Forma		Pro Forma
	Sterling	RLW	Adjustments		Combined	Sterling	RLW	Adjustments		Combined

Revenues	$415,074	$126,122	$—		$541,196	$319,170	$112,257	$—		$431,427
Costs of earned contract revenues	373,102	100,486	—		473,588	272,238	83,678	—		355,916

Gross profit	41,972	25,636	—		67,608	46,932	28,579	—		75,511
General and administrative expenses	(13,763)	(5,041)	—		(18,804)	(10,536)	(4,081)	—		(14,617)
Other income (expense)	(81)	(35)	—		(116)	(30)	21	—		(9)

Operating income	28,128	20,560	—		48,688	36,366	24,519	—		60,885
Interest and dividend income and gain on sale of investments	1,070	1,135	(1,091)	(a)(b)	1,114	406	510	(756)	(a)(b)	160
Interest expense	(199)	(120)	—		(319)	(154)	(160)	—		(314)

Income before income taxes and earnings attributable to noncontrolling interest	28,999	21,575	(1,091)		49,483	36,618	24,869	(756)		60,731
Income tax expense	(10,025)	—	(6,231)	(b)(d)	16,256	(12,154)	—	(7,361)	(b)(d)	(19,515)

Net income	18,974	21,575	(7,322)		33,227	24,464	24,869	(8,117)		41,216
Less: Net income attributable to noncontrolling interest in earnings of subsidiary	(908)	—	(4,265)	(c)	(5,173)	(1,521)	—	(4,900)	(c)	(6,421)

Net income attributable to Sterling common stockholders	$18,066	$21,575	$(11,587)		$28,054	$22,943	$24,869	$(13,017)		$34,795

Net income per share attributable to Sterling common stockholders:
Basic	$1.38				$2.14	$1.73				$2.63
Diluted	$1.32				$2.05	$1.67				$2.53
Weighted average number of common shares outstanding used in computing per share amounts:
Basic	13,120				13,120	13,229				13,229
Diluted	13,702				13,702	13,733				13,733

See Pro Forma Adjustments and Explanatory Notes on next page.

STERLING CONSTRUCTION COMPANY, INC.

Unaudited Pro Forma Condensed Combined Statements of Income
Pro Forma Adjustments and Explanatory Notes

Pro Forma		Year Ended	Nine Months Ended
Adjustments		December 31, 2008	September 30, 2009
		(Amounts in thousands)

(a)	Reduction in interest/investment income for investments used in pro forma withdrawals of RLW stockholders--See Pro Forma Notes (a), (b) and (c) to Pro Forma Balance Sheet
	Interest and dividend income	$250	$368
	Retained earnings	(250)	(368)
(b)	Reduction in interest/investment income for investments used by Sterling in purchase of RLW
	Interest income	$841	$388
	Income tax expense	(294)	(136)
	Retained earnings	(547)	(252)
(c)	Noncontrolling interest in income of RLW, net of its portion of (a) above
	Noncontrolling interest — income statement	$4,265	$4,900
	Noncontrolling interest — balance sheet	(4,265)	(4,900)
(d)	Tax effect of Sterling’s 80% of RLW’s Net Income at federal and Utah net statutory rate of 38.25%
	Income tax expense	$6,525	$7,497
	Income taxes payable	(6,525)	(7,497)